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                                                               Exhibit 10.9(a)-2

                                   JOINDER TO
                            MASTER CORPORATE GUARANTY

          Reference is made to that certain Credit Agreement among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as administrative agent for the Lenders ("Agent"), dated as of March 11, 2003 (as such document is amended, modified or supplemented from time to time, the "Credit Agreement").

          In order to induce Agent and the other Lenders to continue to make advances to Borrower under the Credit Agreement and in accordance with Section
6.10 of the Credit Agreement, the undersigned, a newly formed subsidiary of Playboy Entertainment Group, Inc., hereby agrees to become a party to that certain Master Corporate Guaranty, dated as of March 11, 2003 (as amended, modified or supplemented from time to time, the "Guaranty"; capitalized terms not otherwise defined herein shall have the meanings stated in the Guaranty), among Playboy Enterprises, Inc., certain direct and indirect subsidiaries of Borrower and Agent, by executing this Joinder to Master Corporate Guaranty, and further agrees that, in accordance with the Guaranty on and after the date set forth below, the undersigned is a "Guarantor" thereunder and shall be bound by all the terms, provisions and obligations of the Guaranty.

          The undersigned hereby agrees that it makes each of the representations set forth in the Guaranty as of the date set forth below.

          In all other respects, the Guaranty shall remain unchanged and in full force and effect in accordance with its original terms.

Dated: July 22, 2003

                                           ANDRITA STUDIOS, INC.,
                                           a California corporation

                                           By  /s/ Robert D. Campbell
                                               ---------------------------------
                                           Its Treasurer, Robert D. Campbell

ACCEPTED:

BANK OF AMERICA, N.A.,
  as Administrative Agent

By  /s/ David A. Johanson
  ----------------------------
    David A. Johanson
Its Vice President